Endorsement Agreement	6 Months Ended
Jun. 30, 2012
Endorsement Agreement
Endorsement Agreement

NOTE 7 – ENDORSEMENT AGREEMENT

On March 19, 2012, the Company entered into an endorsement agreement with Frankie Avalon for the exclusive right and license to use the Frankie Avalon Image in connection with the advertisement, promotion and sale of the Company’s products and services that use voice commands from any phone, computer, tablet, and other electronic device and automobiles to make calls, manage emails, and send text messages in a fast, easy and safe way.

In consideration for the use of the Frankie Avalon Image and for his personal endorsement and agreement to be in one or more television commercials and/or marketing videos, the Company granted warrants to purchase a total of three hundred thousand (300,000) restricted common shares at $0.25 per share exercisable for three (3) years. These warrants were granted on March 7, 2012 as noted in Note 5 above.